UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

TEL-INSTRUMENT ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road

East Rutherford, New Jersey 07073

(Address of principal executive offices)

(201) 933-1600

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 15, 2020, Tel-Instrument Electronics Corp. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”).

As of the close of business on December 13, 2019, the record date for the Annual Meeting (the “Record Date”), 3,255,887 shares of the Company’s common stock were outstanding and entitled to vote. In addition, as of the Record Date, there were 500,000 shares of Series A Convertible Preferred Stock outstanding, with voting rights equivalent to 1,000,000 shares of common stock, and 166,667 shares of Series B Convertible Preferred Stock outstanding, with voting rights equal to 352,112 shares of common stock. At the Annual Meeting, a total of 4,257,851 votes, comprised of shares of the Company’s Common Stock and Series A Convertible Preferred Stock and B Convertible Preferred Stock, calculated together as a single class and on an as-converted basis, equivalent to approximately 92.4% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1.  The five nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Broker Non-Votes	Percentage Voted For
Steven A Fletcher	3,221,886	-0-	1,020,847	75.7%
George J. Leon	3,221,886	-0-	1,020,847	72.1%
Jeffrey C. O’Hara	3,221,886	-0-	1,020,847	72.1%
Robert A. Rice	3,221,886	-0-	1,020,847	72.1%
Robert H. Walker	3,221,886	-0-	1,020,847	72.1%

2.  The proposal to ratify the appointment of Friedman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020 was approved as follows:

Auditor	Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
Freidman, LLP	4,251,941	5,910	0	-0-	99.9%

3.  The proposal to cast a non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
3,220,791	9,527	1,020,847	6,686	75.6%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: January 21, 2020	By:	/s/ Joseph P. Macaluso
Name: Joseph P. Macaluso
Title: Principal Accounting Officer